CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, W. Jameson McFadden, Principal Executive Officer and Principal Financial Officer of the Capital Management Investment Trust and the Capital Management Mid-Cap Fund, Capital Management Small-Cap Fund and Wellington Shields All-Cap Fund (the Funds"), certify that:

1.	The N-CSRS of the Funds for the period ended May 31, 2017 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ W. Jameson McFadden
W. Jameson McFadden
President, Principal Executive Officer and
Principal Financial Officer

Date: July 31, 2017

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.